EXHIBIT 99.1

MARA Signs Agreement with HIF to Acquire Strategic Powered Land Site in Texas

Expands MARA's digital infrastructure platform with access to approximately 2 GW of power capacity

HIF to retain minority ownership in the project

Thousands of jobs expected for Texas

MIAMI, FL and HOUSTON, TX, July 9, 2026 — MARA Holdings, Inc. (NASDAQ: MARA) (“MARA”), a leading energy and digital infrastructure company, and HIF USA LLC (“HIF”), a leading energy and sustainable fuels company, today announced that they have entered into a definitive agreement under which MARA will acquire from HIF a large-scale powered land site in Matagorda County, Texas, approximately 90 miles southwest of Houston. HIF will continue its advanced fuels development plans on other sites.

The site encompasses more than 1,200 acres and is expected to provide access to up to an initial 1 GW of grid capacity by October 2027 and up to 2 GW by April 2028. The site is well positioned to support next-generation, efficient digital infrastructure development, and has already received interest from potential High-Performance Computing (“HPC”) tenants. MARA intends to develop the site through its previously announced partnership with Starwood Digital Ventures as a large-scale digital infrastructure campus capable of supporting high-performance computing workloads, as well as flexible compute operations, including Bitcoin mining. Upon execution of a lease with an HPC tenant, HIF will retain a minority ownership interest in the project.

The transaction enables HIF to unlock value from infrastructure assets while maintaining participation in the site’s future development and supporting its broader advanced fuels strategy.

Upon full energization, the site is expected to more than double MARA's potential power capacity to approximately 4.8 GW across its portfolio (including the anticipated close of MARA’s previously announced agreement to acquire Long Ridge Energy & Power), further strengthening MARA's position as a developer and operator of large-scale digital infrastructure.

“This transaction advances our strategy of securing strategically located infrastructure assets capable of supporting high-performance compute and bitcoin workloads,” said Fred Thiel, MARA's chairman and CEO. “As demand for digital infrastructure continues to grow, we believe sites with access to reliable, scalable power will become increasingly valuable. This acquisition meaningfully expands our long-term development pipeline and strengthens our ability to support high-performance compute and maximize the value of that power over time. We look forward to working with our partners at the site to deliver on the project buildout and drive long-term value for all our stakeholders.”

Renato Pereira, CEO of HIF USA, said, “We are pleased to welcome MARA to our long-term partnership with Matagorda County, accelerating our commitment to economic investment and jobs for Texans. The development of this digital infrastructure serves as a powerful economic anchor to strengthen Matagorda County and create local career opportunities for a prosperous future. We have given Notice to Proceed for construction on the switchyard to connect the site to the grid. We continue work on our advanced fuels facilities on other sites we control in Texas and worldwide to provide new sources of secure energy supply to meet rapidly growing global demand.”

Site Development Details

Phased construction of the digital infrastructure campus is expected to begin in 2026, contingent upon regulatory approvals.

By combining MARA's expertise in securing and managing large-scale power loads, Starwood Digital Ventures' world-class experience developing and operating data centers, and HIF's history in Matagorda, MARA believes the site is well positioned to support future digital infrastructure opportunities and create long-term value for customers, local communities, and shareholders.

MARA has a proven track record of investing in the communities where it operates while supporting grid reliability and local economic growth. To date, MARA has invested more than $1.2 billion in Texas. MARA intends to continue investing significantly to develop a premier digital infrastructure campus that is expected to support thousands of construction and permanent full-time jobs upon completion.

About MARA

MARA (NASDAQ: MARA) deploys digital energy technologies to advance the world’s energy systems. Harnessing the power of compute, MARA transforms excess energy into digital capital, balancing the grid and accelerating the deployment of critical infrastructure. Building on its expertise to redefine the future of energy, MARA develops technologies that reduce the energy demands of high-performance computing applications, from AI to the edge.

About HIF Global

HIF Global is a world leading e-Fuels company developing large scale infrastructure projects to recycle captured CO₂ and produce synthetic fuels for existing engines. The name HIF reflects the company’s mission: to produce Highly Innovative Fuels that contribute to global energy security. HIF already produces e-Fuels at its HIF Haru Oni facility in southern Chile and is developing large scale projects in the United States, Uruguay, Brazil, Australia, and Chile. For more information, visit www.hifglobal.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws. All statements, other than statements of historical fact, included in this press release are forward-looking statements. The words “may,” “will,” “could,” “anticipate,” “expect,” “intend,” “believe,” “continue,” “target” and similar expressions or variations or negatives of these words are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Such forward-looking statements include, among other things, statements related to the occurrence of any event, change or other circumstance that could give rise to the exercise of any return or forfeiture right under, the purchase agreement entered into in connection with MARA’s acquisition of the site; MARA’s planned development of the site as a digital infrastructure campus; the expected power capacity (including as a result of the agreement to acquire Long Ridge Energy & Power), scalability and performance of the site; the anticipated ability to commercialize the site’s power capacity for high-performance compute and bitcoin workloads; the number of construction and other jobs anticipated to be created; and the anticipated benefits of the transaction to MARA. Such forward-looking statements are based on management’s current expectations about future events as of the date hereof and involve many risks and uncertainties that could cause MARA’s actual results to differ materially from those expressed or implied in these forward-looking statements. Subsequent events and developments, including actual results or changes in MARA’s assumptions, may cause MARA’s views to change. Readers are cautioned not to place undue reliance on such forward-looking statements. All forward-looking statements included herein are expressly qualified in their entirety by these cautionary statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including uncertainties related to market conditions, the risk that the transaction disrupts MARA’s current plans and operations or diverts management’s attention from its ongoing business, the effect of the announcement of the transaction on the ability of MARA to retain and hire key personnel and maintain relationships with others with whom it does business, the effect of the announcement of the transaction on MARA’s operating results and business generally and the other factors discussed in the “Risk Factors” section of MARA’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) and the risks described in other filings that MARA may make from time to time with the SEC. Any forward-looking statements contained in this press release speak only as of the date hereof, and MARA specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise, except to the extent required by applicable law.

MARA Company Contact:
Telephone: 800-804-1690
Email: ir@mara.com

MARA Media Contact:
Email: mara-jf@joelefrank.com

HIF USA Media Contact:

Liza Luter
Email: lluter@cgcn.com
Phone: 214-601-7474